Exhibit 99.1

[EXECUTION VERSION]

AMENDMENT NO. 2 AND CONSENT

to that certain

SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

This AMENDMENT NO. 2 AND CONSENT (this “Amendment”), dated as of August 20, 2010, is by and among CAI INTERNATIONAL, INC., a Delaware corporation (“CAI”), CONTAINER APPLICATIONS LIMITED, a corporation organized under the laws of Barbados (“CAI Barbados” and, together with CAI, the “Borrowers”, and each, individually, a “Borrower”), the Guarantors listed on the signature pages hereto (each a “Guarantor” and collectively, the “Guarantors”), BANK OF AMERICA, N.A., (“Bank of America”) and the other lending institutions from time to time party to the Credit Agreement referred to below (collectively, the “Lenders”), Bank of America, as administrative agent for itself and the other Lenders (in such capacity, the “Administrative Agent”), and UNION BANK OF CALIFORNIA, N.A., as documentation agent for itself and the other Lenders (in such capacity, the “Documentation Agent”). Capitalized terms used herein without definition shall have the respective meanings provided therefor in the Credit Agreement referred to below.

WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to that certain Second Amended and Restated Revolving Credit Agreement, dated as of September 25, 2007 (as amended by Amendment No. 1 dated as of February 26, 2008, as supplemented by that certain Notice Regarding Increase of Facility Amount and related documentation each dated as of May 27, 2008, as amended by this Amendment and as may be further amended, restated, amended and restated, supplemented and otherwise in effect from time to time, the “Credit Agreement”), pursuant to which the Lenders, upon certain terms and conditions, have agreed to make loans and otherwise extend credit to the Borrowers;

WHEREAS, the Borrowers have informed the lenders that (a) each of CAI Consent UK Limited, a company with limited liability organized under the laws of England (“CAI UK”), and Consent Equipment Benelux B.V., a company with limited liability organized under the laws of the Netherlands (“CAI Benelux”), each of which is a Guarantor under the Credit Agreement, are no longer conducting business operations, (b) CAI UK and CAI Benelux have each transferred their respective assets to the Loan Parties and have fully discharged their respective liabilities and (c) CAI Benelux has been dissolved and CAI UK is in the process of dissolution and they wish to obtain the release of CAI UK and CAI Benelux as Guarantors under the Credit Agreement (the transactions contemplated in clauses (a) through (c) of this paragraph are collectively referred to herein as the “Dissolution Transaction”);

WHEREAS, the Borrowers have asked that the Lenders consent to the Dissolution Transaction, including the release of CAI UK and CAI Benelux as Guarantors under the Loan Documents pursuant to Section 14.13(c) of the Credit Agreement; and the Lenders consent to such Dissolution Transaction; subject to the terms and conditions of this Amendment;

WHEREAS, the Borrowers request that the Administrative Agent and the Lenders amend certain of the terms and provisions of the Credit Agreement as set forth herein subject to the conditions set forth below; and

NOW THEREFORE, in consideration of the mutual agreements contained in the Credit Agreement and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

§1. Consent to Dissolution Transaction. Subject to the satisfaction of the conditions contained in §5 herein, the Lenders hereby consent to the Dissolution Transaction.

§2. Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in §5 below:

(a) The Credit Agreement is hereby amended by deleting the definition of “Applicable Margin” in Section 1.1 of the Credit Agreement and substituting the following new definition in lieu thereof:

Applicable Margin. The following percentages per annum, based upon the ratio of Consolidated Funded Debt to Consolidated Tangible Net Worth as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 8.4(d):

Level	Ratio of Consolidated Funded Debt to Consolidated Tangible Net Worth	Eurodollar Rate Loans / Letter of Credit Fees	Base Rate Loans	Commitment Fee
I	> 2.5x	2.75%	1.75%	0.35%
II	≤ 2.5x and > 2.0x	2.50%	1.50%	0.30%
III	≤ 2.0x and > 1.50x	2.25%	1.25%	0.30%
IV	≤ 1.50x	2.00%	1.00%	0.25%

Any increase or decrease in the Applicable Margin resulting from a change in the ratio of Consolidated Funded Debt to Consolidated Tangible Net Worth shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 8.4(d); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then, upon the request of the Required Lenders, Level I shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and shall remain in effect until the date on which such Compliance Certificate is delivered. The Applicable Margin in effect from the Second Amendment Effective Date through the period ending prior to the concurrent delivery of the Compliance Certificate (pursuant to Section 8.4(d)) with the financial statements to be delivered pursuant to Section 8.4(a) shall be set at no lower than Level II.

Notwithstanding the foregoing to the contrary, in the event either the Borrowers or the Administrative Agent determines, in good faith, that the calculation of the ratio of Consolidated Funded Debt to Consolidated Tangible Net Worth on which the Applicable Margin for any particular period was determined is inaccurate and, as a consequence thereof, the Applicable Margin was lower or higher than it should have been, (i) the Borrowers shall promptly deliver (but in any event within ten (10) Business Days after the Borrowers discover such inaccuracy or the Borrowers are notified by the Administrative Agent of such inaccuracy, as the case may be) to the Administrative Agent correct financial statements for such period (and if such financial statements are not accurately restated and delivered within thirty (30) days after the first discovery of such inaccuracy by the Borrowers or such notice, as the case may be, and the Applicable Margin was lower than it should have been, then Level I shall apply retroactively for such period until such time as the correct financial statements are delivered and, upon the delivery of such corrected financial statements, thereafter the corrected Level shall apply for such period), (ii) the Administrative Agent shall determine and notify the Borrowers of the amount of interest that would have been due in respect of outstanding Obligations, if any, during such period had the

Applicable Margin been calculated based on the correct ratio of Consolidated Funded Debt to Consolidated Tangible Net Worth (or, to the extent applicable, the Level I Applicable Margin if such corrected financial statements were not delivered as provided herein) and (iii) the applicable Borrower shall promptly pay to the Administrative Agent the difference, if any, between that amount and the amount actually paid in respect of such period. The foregoing notwithstanding shall in no way limit the rights of the Administrative Agent or the Lenders to exercise their rights to impose the rate of interest applicable during an Event of Default as provided herein.

(b) The Credit Agreement is hereby amended by deleting the definition of “Base Rate” in Section 1.1 of the Credit Agreement and substituting the following new definition in lieu thereof:

Base Rate. For any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate” and (c) the Eurodollar Rate plus 1%. The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.

(c) The Credit Agreement is hereby amended by deleting the definition of “Cash Collateral” in Section 1.1 of the Credit Agreement and substituting the following definition in lieu thereof:

Cash Collateralize. To pledge and deposit with or deliver to the Administrative Agent, for the benefit of the Administrative Agent, L/C Issuer or Swing Line Lender (as applicable) and the Lenders, as collateral for L/C Exposure, Obligations in respect of Swing Line Loans, or obligations of Lenders to fund participations in respect of either thereof (as the context may require), cash or deposit account balances or, if the L/C Issuer or Swing Line Lender benefitting from such collateral shall agree in its sole discretion, other credit support, in each case pursuant to documentation in form and substance satisfactory to (a) the Administrative Agent and (b) the L/C Issuer or the Swing Line Lender (as applicable). Cash Collateral shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support.

(d) The Credit Agreement is hereby amended by deleting the definition of “Consolidated EBITDAR” in Section 1.1 of the Credit Agreement and substituting the following new definition in lieu thereof:

Consolidated EBITDAR. With respect to any fiscal period of CAI and its Subsidiaries, an amount equal to the sum of (a) Consolidated EBITDA for such fiscal period plus (b) consolidated rental expense on Rental Obligations for such fiscal period as determined in accordance with GAAP.

(e) The Credit Agreement is hereby amended by deleting the definition of “Consolidated Net Income (or Deficit)” in Section 1.1 of the Credit Agreement and substituting the following new definition in lieu thereof:

Consolidated Net Income (or Deficit). The consolidated net income (or deficit) of CAI and its Subsidiaries, after deduction of all expenses, taxes, and other proper charges, determined in accordance with GAAP, after eliminating therefrom all non-recurring non-cash gains or losses and any unrealized adjustments, whether positive or negative, resulting from Interest Rate

Protection Agreements or Swap Contracts in respect of currency hedging entered into in the ordinary course of business.

(f) The Credit Agreement is hereby amended by deleting the definition of “Consolidated Operating Cash Flow” in Section 1.1 of the Credit Agreement and substituting the following new definition in lieu thereof:

Consolidated Operating Cash Flow. With respect to any fiscal period of CAI and its Subsidiaries, an amount equal to (i) Consolidated EBITDAR for such fiscal period minus (ii) cash income taxes paid or payable in such fiscal period minus (iii) Restricted Payments made in cash during such fiscal period, all as determined in accordance with GAAP.

(g) The Credit Agreement is hereby amended by deleting the definition of “Consolidated Total Debt Service” in Section 1.1 of the Credit Agreement and substituting the following new definition in lieu thereof:

Consolidated Total Debt Service. With respect to CAI and its Subsidiaries and for any Reference Period, the sum, without duplication, of (a) any and all repayments or prepayments of principal, during such period in respect of Indebtedness that becomes due and payable or that are to become due and payable during such period pursuant to any agreement or instrument to which CAI or any of its Subsidiaries is a party relating to (i) the borrowing of money or the obtaining of credit, including the issuance of notes or bonds, (ii) the deferred purchase price of assets (other than trade payables incurred in the ordinary course of business), (iii) in respect of any Synthetic Leases or any Capitalized Leases, (iv) in respect of any reimbursement obligations in respect of letters of credit due and payable during such period, and (v) Indebtedness of the type referred to above of another Person guaranteed by CAI or any of its Subsidiaries, plus (b) Consolidated Total Interest Expense paid or payable in cash during such Reference Period, plus (c) consolidated rental expense on Rental Obligations for such period as determined in accordance with GAAP, plus (d) eight percent (8%) of the average aggregate outstanding amount during such Reference Period of Revolving Credit Loans, all Unpaid Reimbursement Obligations and Swing Line Loans. Demand obligations shall be deemed to be due and payable during any fiscal period during which such obligations are outstanding.

(h) The Credit Agreement is hereby amended by deleting the definition of “Delinquent Lender” in Section 1.1 of the Credit Agreement and substituting the following new definition in lieu thereof:

Delinquent Lender. Subject to Section 2.12.2, any Lender that, as determined by the Administrative Agent, (a) has failed to perform any of its funding obligations hereunder, including in respect of its Revolving Credit Loans or participations in respect of Letters of Credit or Swing Line Loans, within three Business Days of the date required to be funded by it hereunder, (b) has notified the Borrowers or the Administrative Agent that it does not intend to comply with its funding obligations or has made a public statement to that effect with respect to its funding obligations hereunder or under other agreements in which it commits to extend credit, (c) has failed, within three Business Days after request by the Administrative Agent, to confirm in a manner satisfactory to the Administrative Agent that it will comply with its funding obligations, or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or a custodian appointed for it, or (iii) taken any action in furtherance of, or indicated its consent to, approval of or acquiescence in any such proceeding or appointment;

provided that a Lender shall not be a Delinquent Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority.

(i) The definition of Eurodollar Rate in Section 1.1 of the Credit Agreement is hereby amended by (i) inserting the clause “(a)” immediately prior to the first sentence of such definition and (ii) inserting the following new clause (b) at the end of such definition:

(b) For any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to (i) BBA LIBOR, at approximately 11:00 a.m., London time determined two Eurodollar Business Days prior to such date for deposits in the relevant currency being delivered in the London interbank market for a term of one month commencing that day or (ii) if such published rate is not available at such time for any reason, the rate per annum determined by the Administrative Agent to be the rate at which deposits in the relevant currency for delivery on the date of determination in same day funds in the approximate amount of the Base Rate Loan being made or maintained and with a term equal to one month would be offered by Bank of America’s London Branch to major banks in the London interbank Eurodollar market at their request at the date and time of determination.

(j) The Credit Agreement is hereby amended by deleting the definition of “Maturity Date” in Section 1.1 of the Credit Agreement and substituting the following new definition in lieu thereof:

Maturity Date. September 25, 2014.

(k) The Credit Agreement is hereby amended by amending the definition of “Permitted Acquisition” as follows: (i) by deleting the “and” at the end of clause (vi) therein, (ii) by deleting the “.” at the end of clause (vii) therein and substituting “; and” in lieu thereof and (iii) by inserting the following new clause (viii) immediately after such clause (vii):

(viii) the total cash and noncash consideration (including the fair market value of all Capital Stock issued or transferred to the sellers thereof, all earnouts and other contingent payment obligations to the sellers thereof, all write-downs of property and reserves for liabilities with respect thereto and all assumptions of Indebtedness, liabilities and other obligations in connection therewith) paid by or on behalf of CAI and its Subsidiaries for any such acquisition or purchase, so long as any Revolving Credit Loans or Commitments are outstanding, shall not exceed $90,000,000 for any single acquisition or purchase or series of related acquisitions or purchases.

(l) The Credit Agreement is hereby amended by deleting the definition of “Rental Obligations” in Section 1.1 of the Credit Agreement and substituting the following new definition in lieu thereof:

Rental Obligations. All present or future obligations of CAI or any of its Subsidiaries under any rental agreements or leases of real or personal property, other than (a) obligations that can be terminated by the giving of notice without liability to CAI or such Subsidiary in excess of the liability for rent due as of the date on which such notice is given and under which no penalty or premium is paid as a result of any such termination, (b) obligations under rental agreements relating to equipment other than Containers or Chassis having an aggregate value of less than $5,000,000 for all such agreements, (c) obligations in respect of any Capitalized Leases, (d) any obligations incurred in a lease transaction where the obligation of CAI or its Subsidiary to pay rent thereunder is limited to a pass-through of net rental amounts received by CAI or its

Subsidiaries from a sublessee of container equipment under such transaction (“net sublease rentals”), so that if there are no net sublease rental amounts received by CAI or its Subsidiaries from a sublessee then CAI or its Subsidiaries would have no obligation to make any rental payment under or in connection with such transaction, shall not constitute a Rental Obligation hereunder; and (e) obligations under the lease of commercial office properties in the conduct of the Company’s business shall not be deemed a Rental Obligation hereunder. For purposes of this Credit Agreement, the aggregate amount of Rental Obligations of CAI and its Subsidiaries shall, as at any date of determination, be an amount equal to the net present value, calculated at a discount rate of nine percent (9.00%) per annum, of the future Rental Obligations of such Person.

(m) The Credit Agreement is hereby amended by deleting the last sentence of the definition of “Total Commitment” in Section 1.1 of the Credit Agreement and substituting the following new sentence in lieu thereof: “The Total Commitment as of the Second Amendment Effective Date is $330,000,000.”

(n) The Credit Agreement is hereby amended by adding the following new definitions in Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

Consolidated Tangible Net Worth. As of any date of determination, for CAI and its Subsidiaries on a consolidated basis, Shareholders’ Equity of CAI and its Subsidiaries on such date minus the Intangible Assets of CAI and its Subsidiaries on such date; provided that the calculation of Consolidated Tangible Net Worth shall exclude any unrealized adjustments, whether positive or negative, resulting from Interest Rate Protection Agreements or Swap Contracts in respect of currency hedging entered into in the ordinary course of business.

Fronting Exposure. At any time there is a Delinquent Lender, (a) with respect to the L/C Issuer, such Delinquent Lender’s Commitment Percentage of the outstanding L/C Exposure other than L/C Exposure as to which such Delinquent Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof, and (b) with respect to the Swing Line Lender, such Delinquent Lender’s Commitment Percentage of Swing Line Loans other than Swing Line Loans as to which such Delinquent Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof.

Intangible Assets. Assets that are considered to be intangible assets under GAAP, including customer lists, goodwill, computer software, copyrights, trade names, trademarks, patents, franchises, licenses, unamortized deferred charges, unamortized debt discount and capitalized research and development costs.

Laws. Collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

Second Amendment Effective Date. August 20, 2010.

Shareholders’ Equity. As of any date of determination, consolidated shareholders’ equity of CAI and its Subsidiaries as of that date determined in accordance with GAAP.

(o) The Credit Agreement is hereby amended by deleting the first sentence of Section 2.10.1 in its entirety and substituting the following in lieu thereof:

Subject to the terms and conditions set forth herein, the Swing Line Lender, in reliance upon the agreements of the other Revolving Credit Lenders set forth in this §2.10, may in its sole discretion make loans (each such loan, a “Swing Line Loan”) to any Borrower from time to time on any Business Day from the Closing Date until the Maturity Date in an aggregate amount not to exceed at any time outstanding the amount of the Swing Line Sublimit, notwithstanding the fact that such Swing Line Loans of the Revolving Credit Lender acting as the Swing Line Lender, when aggregated with such Lender’s Commitment Percentage of the outstanding amount of Revolving Credit Loans plus such Lender’s Commitment Percentage of the sum of the Maximum Drawing Amount and all Unpaid Reimbursement Obligations, may exceed the amount of such Lender’s Commitment; provided, however, that after giving effect to any Swing Line Loan, (a) the sum of the outstanding amount of the Revolving Credit Loans plus the Maximum Drawing Amount and all Unpaid Reimbursement Obligations plus the outstanding amount of Swing Line Loans (after giving effect to all amounts requested) shall not at any time exceed the lesser of (A) the Total Commitment at such time and (B) the Borrowing Base at such time, (b) the sum of the outstanding amount of the CAI Revolving Credit Loans, plus the Maximum Drawing Amount and all Unpaid Reimbursement Obligations in respect of Letters of Credit issued for the account of CAI, plus the outstanding amount of Swing Line Loans made to CAI (after giving effect to all amounts requested) shall not at any time exceed the lesser of (A) the Total Commitment at such time and (B) the Domestic Borrowing Base at such time and (c) the aggregate outstanding amount of the Revolving Credit Loans of any Lender, plus such Lender’s Commitment Percentage of the outstanding amount of the Maximum Drawing Amount and all Unpaid Reimbursement Obligations, plus such Lender’s Commitment Percentage of the outstanding amount of all Swing Line Loans shall not exceed such Lender’s Commitment, and provided, further, that the Borrowers shall not use the proceeds of any Swing Line Loan to refinance any outstanding Swing Line Loan.

(p) The Credit Agreement is hereby amended by deleting the reference to “$50,000,000” in Section 2.11.1 and substituting a reference to “$60,000,000” in lieu thereof.

(q) The Credit Agreement is hereby amended by inserting the following new sentence at the end of Section 2.11.1:

Notwithstanding anything to the contrary contained in this Section 2.11, this Agreement or the other Loan Documents, the aggregate Total Commitment hereunder shall not be greater than $390,000,000.

(r) The Credit Agreement is hereby amended by inserting the following new Section 2.12 immediately after Section 2.11:

2.12. Delinquent Lenders.

2.12.1. Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Delinquent Lender, then, until such time as that Lender is no longer a Delinquent Lender, to the extent permitted by applicable Law:

(a) Waivers and Amendments. That Delinquent Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in §16.12.

(b) Reallocation of Payments. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of that Delinquent Lender (whether voluntary or mandatory, at maturity, pursuant to §13 or otherwise, and including any amounts made available to the Administrative Agent by that Delinquent Lender pursuant to §16.1), shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by that Delinquent Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by that Delinquent Lender to the L/C Issuer or Swing Line Lender hereunder; third, if so determined by the Administrative Agent or requested by the L/C Issuer or Swing Line Lender, to be held as Cash Collateral for future funding obligations of that Delinquent Lender of any participation in any Swing Line Loan or Letter of Credit; fourth, as the Borrowers may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which that Delinquent Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrowers, to be held in a non-interest bearing deposit account and released in order to satisfy obligations of that Delinquent Lender to fund Loans under this Agreement; sixth, to the payment of any amounts owing to the Lenders, the L/C Issuer or Swing Line Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, the L/C Issuer or Swing Line Lender against that Delinquent Lender as a result of that Delinquent Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrowers as a result of any judgment of a court of competent jurisdiction obtained by the Borrowers against that Delinquent Lender as a result of that Delinquent Lender’s breach of its obligations under this Agreement; and eighth, to that Delinquent Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or L/C Borrowings in respect of which that Delinquent Lender has not fully funded its appropriate share and (y) such Loans or L/C Borrowings were made at a time when the conditions set forth in §12 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and L/C Borrowings owed to, all non-Delinquent Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or L/C Borrowings owed to, that Delinquent Lender. Any payments, prepayments or other amounts paid or payable to a Delinquent Lender that are applied (or held) to pay amounts owed by a Delinquent Lender or to post Cash Collateral pursuant to this §2.12.1(b) shall be deemed paid to and redirected by that Delinquent Lender, and each Lender irrevocably consents hereto.

(c) Certain Fees. That Delinquent Lender (x) shall not be entitled to receive any Commitment Fee for any period during which that Lender is a Delinquent Lender (and the Borrowers shall not be required to pay any such fee that otherwise would have been required to have been paid to that Delinquent Lender) and (y) shall be limited in its right to receive Letter of Credit Fees as provided in §4.6.

(d) Reallocation of Commitment Percentages to Reduce Fronting Exposure. During any period in which there is a Delinquent Lender, for purposes of computing the amount of the obligation of each non-Delinquent Lender to acquire, refinance or fund participations in Swing Line Loans or Letters of Credit pursuant to §§ 2.10 and 4, the “Commitment Percentage” of each non-Delinquent Lender shall be computed without giving effect to the Commitment of that Delinquent Lender; provided, that, (i) each such reallocation shall be given effect only if, at the date the applicable Lender becomes a Delinquent Lender, no Default or Event of Default exists; and (ii) the aggregate obligation of each non-Delinquent Lender to acquire, refinance or fund participations in Letters of Credit and Swing Line Loans shall not exceed the positive difference, if any, of (1) the Commitment of that non-Delinquent Lender minus (2) the aggregate outstanding amount of the Revolving Credit Loans of that Lender.

2.12.2. Delinquent Lender Cure. If the Borrowers, the Administrative Agent, Swing Line Lender and the L/C Issuer agree in writing in their sole discretion that a Delinquent Lender should no longer be deemed to be a Delinquent Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Revolving Credit Loans and funded and unfunded participations in Letters of Credit and Swing Line Loans to be held on a pro rata basis by the Lenders in accordance with their Commitment Percentages (without giving effect to §2.12.1(d)), whereupon that Lender will cease to be a Delinquent Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrowers while that Lender was a Delinquent Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Delinquent Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Delinquent Lender.

(s) The Credit Agreement is hereby amended by deleting Section 4.1.1.(c)(v) in its entirety and substituting the following in lieu thereof:

(v) a default of any Revolving Credit Lender’s obligations to fund under §4.1.4. exists or any Revolving Credit Lender is at such time a Delinquent Lender hereunder, unless the L/C Issuer has entered into arrangements, including the delivery of Cash Collateral, satisfactory to the L/C Issuer (in its sole discretion) with such Borrower or such Lender to eliminate the L/C Issuer’s actual or potential Fronting Exposure (after giving effect to §2.12.1.(d)) with respect to such Delinquent Lender arising from either the Letter of Credit then proposed to be issued or that Letter of Credit and all other L/C Exposure as to which the L/C Issuer has actual or potential Fronting Exposure, as it may elect in its sole discretion.

(t) The Credit Agreement is hereby amended by adding the following proviso at the end of the first sentence of Section 4.6 immediately prior to the “.” contained therein:

; provided, however, any Letter of Credit Fees otherwise payable for the account of a Delinquent Lender with respect to any Letter of Credit as to which such Delinquent Lender has not provided Cash Collateral satisfactory to the L/C Issuer pursuant to this §4 shall be payable, to the maximum extent permitted by applicable Law, to the other Lenders in accordance with the upward adjustments in their respective Commitment Percentages allocable to such Letter of Credit pursuant to §2.12.1.(d), with the balance of such fee, if any, payable to the L/C Issuer for its own account

(u) The Credit Agreement is hereby amended by deleting the following sentences in Section 4.7 in their entirety:

For purposes of this §4.7 and §§3.2, 4.2(b), 4.2(c) and 13.1, “Cash Collateralize” means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the L/C Issuer and the Lenders, as collateral for the Maximum Drawing Amount and any Unpaid Reimbursement Obligations, cash or deposit account balances pursuant to documentation in form and substance satisfactory to the Administrative Agent and the L/C Issuer (which documents are hereby consented to by the Lenders). Derivatives of such term have corresponding meanings.

(v) The Credit Agreement is hereby amended by deleting Section 9.1(m) in its entirety and substituting the following in lieu thereof:

(m) other Indebtedness in an aggregate principal amount outstanding not to exceed $300,000,000 at any time; provided that (i) both before and immediately after any such Indebtedness is incurred, no Default or Event of Default shall have occurred and be continuing and (ii) such Indebtedness (other than such Indebtedness in an amount not to exceed $30,000,000 in the aggregate) shall be subject to an Intercreditor Agreement with the lenders in respect of such Indebtedness.

(w) The Credit Agreement is hereby amended by adding the following proviso to clause (a) of Section 9.2.1:

; provided that precautionary assignments on assets sold by the Borrowers to Persons who are not Affiliates of the Borrower (in each case, as permitted hereunder) and subsequently managed by the Borrowers shall not be considered a Lien upon the property or assets of the Borrowers

(x) The Credit Agreement is hereby amended by deleting Section 10.1 in its entirety and substituting the following in lieu thereof:

10.1. Maximum Consolidated Funded Debt to Consolidated Tangible Net Worth. The Borrowers will not permit, at any time, the ratio of (a) Consolidated Funded Debt to (b) Consolidated Tangible Net Worth to be more than 3.00:1.00.

(y) The Credit Agreement is hereby amended by deleting Section 10.2 in its entirety and substituting the following in lieu thereof:

10.2. Minimum Fixed Charge Coverage Ratio. The Borrowers will not permit, as at the end of any Reference Period, the ratio of (a) Consolidated Operating Cash Flow for such Reference Period to (b) Consolidated Total Debt Service for such Reference Period to be less than 1.10:1.00.

(z) The Credit Agreement is hereby amended by deleting Section 14.5.3 in its entirety and substituting the following in lieu thereof:

14.5.3. [Reserved]

(aa) The Credit Agreement is hereby amended by deleting the last sentence of Section 16.12 in its entirety and substituting the following in lieu thereof:

Notwithstanding anything to the contrary herein, no Delinquent Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Delinquent Lenders), except that (x) the Commitment of any Delinquent Lender may not be increased or extended without the consent of such Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Delinquent Lender more adversely than other affected Lenders shall require the consent of such Delinquent Lender.

(bb) The Credit Agreement is hereby amended by deleting the existing Exhibit D to the Credit Agreement in its entirety and substituting in lieu thereof the new Exhibit D to the Credit Agreement that is attached hereto as Annex A.

(cc) The Credit Agreement is hereby amended by deleting the existing Schedule 1 to the Credit Agreement in its entirety and substituting in lieu thereof the new Schedule 1 to the Credit Agreement that is attached hereto as Annex B.

(dd) The Credit Agreement is hereby amended by deleting the following existing Schedules to the Credit Agreement in their entirety and substituting in lieu thereof updated Schedules to the Credit Agreement as attached hereto as Annex D: Schedule 7.7 (Litigation), Schedule 7.15 (Certain Transactions), Schedule 7.19(a) (Subsidiaries), Schedule 7.19(b) (Joint Ventures), Schedule 7.20 (Bank Accounts), Schedule 9.1 (Existing Indebtedness), Schedule 9.2 (Existing Liens) and Schedule 9.3 (Existing Investments).

§3. Representations and Warranties. As of the Second Amendment Effective Date, each of the Borrowers and the Guarantors, as the case may be, represents and warrants to the Lenders and the Administrative Agent as follows:

(a) Representations and Warranties in Credit Agreement. The representations and warranties of the Borrowers contained in the Credit Agreement were true and correct in all material respects when made, and continue to be true and correct on the date hereof.

(b) Authority, Etc. The execution and delivery by each of the Borrowers and the Guarantors of this Amendment and the performance by each of the Borrowers and the Guarantors of all of its respective agreements and obligations of this Amendment and the other documents delivered in connection therewith (collectively, the “Amendment Documents”), the Credit Agreement as amended hereby and the other Loan Documents (i) are within the corporate or company authority of such Borrower or such Guarantor, (ii) have been duly authorized by all necessary corporate or company proceedings by such Borrower and such Guarantor, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which such Borrower or such Guarantor is subject or any judgment, order, writ, injunction, license or permit applicable to such Borrower or such Guarantor, (iv) do not conflict with any provision of the Governing Documents of, or any agreement or other instrument binding upon, such Borrower or such Guarantor, and (v) do not require the approval or consent of, or filing with, any Person other than those already obtained.

(c) Enforceability of Obligations. The Amendment Documents, the Credit Agreement as amended hereby, and the other Loan Documents constitute the legal, valid and binding obligations of such Borrower or such Guarantor, enforceable against such Borrower or such Guarantor in accordance with their respective terms.

(d) No Default. Immediately after giving effect to this Amendment, no Default or Event of Default exists under the Credit Agreement or any other Loan Document.

§4. Affirmation of Borrowers and Guarantors.

(a) Each Borrower hereby affirms its absolute and unconditional promise to pay to each Lender and the Administrative Agent the Revolving Credit Loan, the Swing Line Loans, the Reimbursement Obligations and all other amounts due under the Revolving Credit Notes, the Letters of Credit, the Credit Agreement as amended hereby and the other Loan Documents, at the times and in the amounts provided for therein. Each Borrower confirms and agrees that (i) the obligations of such Borrower to the Lenders and the Administrative Agent under the Credit Agreement as amended hereby are secured by and entitled to the benefits of the Security Documents and (ii) all references to the term “Credit Agreement” in the Security Documents and the other Loan Documents shall hereafter refer to the Credit Agreement as amended hereby.

(b) Each of the undersigned Guarantors hereby acknowledges that it has read and is aware of the provisions of this Amendment. Each such Guarantor hereby reaffirms its absolute and unconditional guaranty of the applicable Borrower’s payment and performance of its obligations to the Lenders and the Administrative Agent under the Credit Agreement as amended hereby. Each Guarantor hereby confirms and agrees that all references to the term “Credit Agreement” in the Guaranty to which it is a party shall hereafter refer to the Credit Agreement as amended hereby.

§5. Conditions to Effectiveness. The amendments provided for in this Amendment shall take effect as of the date of Second Amendment Effective Date (as defined above) upon the satisfaction of the following conditions precedent:

(a) the Administrative Agent shall have received a counterpart signature page to this Amendment, duly executed and delivered by each of the Borrowers, the Guarantors, the Lenders, each new financial institution which has agreed to join the Credit Agreement as a Lender (the “Acceding Lenders”) and the Administrative Agent, and this Amendment shall be in full force and effect;

(b) the Administrative Agent shall have received an Instrument of Accession substantially in the form of Annex C attached hereto duly executed by each of the Acceding Lenders, if any, the Borrowers and the Administrative Agent;

(c) the Administrative Agent shall have received an updated Exhibit D to the Credit Agreement (attached hereto as Annex A);

(d) the Administrative Agent shall have received an updated Schedule 1 to the Credit Agreement (attached hereto as Annex B);

(e) the Administrative Agent shall have received the following Schedules to the Credit Agreement, updated as of the Second Amendment Effective Date: Schedule 7.7 (Litigation), Schedule 7.15 (Certain Transactions), Schedule 7.19(a) (Subsidiaries), Schedule 7.19(b) (Joint Ventures), Schedule 7.20 (Bank Accounts), Schedule 9.1 (Existing Indebtedness), Schedule 9.2 (Existing Liens) and Schedule 9.3 (Existing Investments);

(f) the Administrative Agent shall have received, if requested by the relevant Acceding Lender, a new Revolving Credit Note payable to the order of each Acceding Lender duly executed by each of the Borrowers;

(g) the Administrative Agent shall have received an updated Perfection Certificate for each of the Loan Parties;

(h) the Administrative Agent shall have received any necessary amendments and/or revisions to the Barbados Security Documents which are required pursuant to the transactions contemplated by this Amendment;

(i) execution and delivery of that certain letter agreement dated as of August 3, 2010 (the “Amendment Fee Letter”), by and among the Administrative Agent, Banc of America Securities LLC, and the Borrowers;

(j) the Borrowers shall have paid the Administrative Agent, for the account of the Lenders (as defined in the Amendment Fee Letter), that portion of the Amendment Fees (as defined in the Amendment Fee Letter) due on the Second Amendment Effective Date;

(k) the Administrative Agent shall have received a certificate of the authorized officer of each Borrower and each Guarantor dated the Second Amendment Effective Date certifying as to (i) no amendments, modifications or supplements to the Governing Documents of any Borrower or Guarantor since the last delivery of such Governing Documents by such Loan Party to the Administrative Agent and that such Governing Documents are in full force and effect or attaching complete and certified copies of such Governing Documents including any amendments, modifications or supplements thereto (including certifications of such Governing Documents by the appropriate Governmental Authority of such Person’s jurisdiction of formation or organization), (ii) all corporate or other organizational actions taken by each of the Borrowers and Guarantors authorizing the execution, delivery, and performance of this Amendment and the other Amendment Documents and attaching copies of the board minutes and/or resolutions relating to such authorization and (iii) the names, titles, incumbency, and specimen signatures of the authorized officers of each of the Borrowers and the Guarantors authorized to sign this Amendment and the other Amendment Documents on behalf of such Person;

(l) the Administrative Agent shall have received a favorable legal opinion addressed to the Lenders and the Administrative Agent, dated as of the Second Amendment Effective Date, in form and substance satisfactory to the Lenders and the Administrative Agent, from (a) Perkins Coie LLP, counsel to the Borrowers and their Subsidiaries, (b) Clarke Gittens Farmer, special Barbados counsel to CAI Barbados and (c) if required by the Administrative Agent, any other relevant local counsel to the Borrowers and their Subsidiaries;

(m) a Borrowing Base Report, dated as of the date hereof, executed by the Borrowers;

(n) there shall not have occurred (i) a Material Adverse Effect since December 31, 2009 or (ii) a material adverse change in the facts and information regarding the Borrowers and Guarantors represented to date to the Administrative Agent and the Lenders;

(o) the absence of any event or occurrence of whatever nature (including any adverse determination in any litigation, arbitration or governmental investigation or proceeding) that could have a Material Adverse Effect;

(p) the Administrative Agent shall have received such certificates, lien search results and other documents as the Administrative Agent shall reasonably require;

(q) the Administrative Agent shall have received, in form and substance reasonably satisfactory to it, all such reports, audits or certifications as it may reasonably request; and

(r) the Borrowers shall have paid to the Lenders or the Administrative Agent, as appropriate, any and all fees due on or prior to the Second Amendment Effective Date, together with the reasonable fees, expenses and disbursements of the Administrative Agent’s Special Counsel with respect to which the Borrowers have received invoices on or prior to the Second Amendment Effective Date.

§6. Conditions Subsequent. Within fourteen (14) days of the Second Amendment Effective Date (or such later date as the Administrative Agent may determine in its discretion), the Administrative Agent shall have received any necessary amendments and/or revisions to the Barbados Security Documents including, without limitation, (i) the Memorandum of Satisfaction with respect to the Second Supplemental Barbados Security Agreement (the “Second Security Agreement”), dated as of June 23, 2008, by and between CAI Barbados and the Administrative Agent, on behalf of itself and the other Secured Parties, reflecting only the release of the Sold Containers (as defined therein), (ii) the Amended Statement of Charge in respect of the Second Security Agreement reflecting the increase in the amount secured under such agreement to $390,000,000, or (iii) such other amendments, restatements, supplements or otherwise to such Second Security Agreement or related documents as shall be deemed appropriate, in each case, in order to maintain the security interest of the Administrative Agent on behalf of itself and the other Secured Parties in the Collateral. Such amendments and/or revisions shall have been filed with the appropriate Governmental Authority in Barbados within the time prescribed under Barbados law.

§7. Satisfaction of Conditions. Without limiting the generality of the foregoing §5 or §6, for purposes of determining compliance with the conditions specified in §5 or §6, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Second Amendment Effective Date, or the prescribed time frame set forth in §6, specifying its objection thereto.

§8. Miscellaneous Provisions. This Amendment shall constitute one of the Loan Documents referred to in the Credit Agreement. Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and the Credit Agreement shall be read and construed as one instrument. Nothing contained in this Amendment shall be construed to imply a willingness on the part of the Lenders or the Administrative Agent to grant any similar or other future amendment of any of the terms and conditions of the Credit Agreement or the other Loan Documents or shall in any way prejudice, impair or effect any rights or remedies of the Lenders and the Administrative Agent under the Credit Agreement or the other Loan Documents. THIS AMENDMENT SHALL BE CONSTRUED ACCORDING TO AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SAID STATE (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW (OTHER THAN THE NEW YORK GENERAL OBLIGATIONS LAW §5-1401)). This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. Delivery of an executed signature page of this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart thereof. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought. Headings or captions used in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof. The Borrowers hereby agree to pay to the Administrative Agent on demand all reasonable costs and expenses incurred or sustained by the Administrative Agent in connection with the preparation of this Amendment (including reasonable legal fees and disbursements of the Administrative Agent’s Special Counsel).

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as an agreement as of the date first written above.

CAI INTERNATIONAL, INC.

By:	/s/ Victor Garcia
	Name:	Victor Garcia
	Title:	Chief Financial Officer

CONTAINER APPLICATIONS LIMITED

By:	/s/ Victor Garcia
	Name:	Victor Garcia
	Title:	Chief Financial Officer

(Signature Page to Amendment No. 2 and Consent)

Guarantors:

SKY CONTAINER TRADING, INC.

By:	/s/ Victor Garcia
	Name:	Victor Garcia
	Title:	Chief Financial Officer

CONTAINER APPLICATIONS INTERNATIONAL (U.K.) LIMITED

By:	/s/ Victor Garcia
	Name:	Victor Garcia
	Title:	Authorized Officer

CONTAINER APPLICATIONS INTERNATIONAL, LTD.

By:	/s/ Hiromitsu Ogawa
	Name:	Hiromitsu Ogawa
	Title:	Authorized Officer

(Signature Page to Amendment No. 2 and Consent)

CONTAINER APPLICATIONS (MALAYSIA) SDN BDH

By:	/s/ Victor Garcia
	Name:	Victor Garcia
	Title:	Authorized Officer

SKY CONTAINER TRADING LIMITED

By:	/s/ Victor Garcia
	Name:	Victor Garcia
	Title:	Authorized Officer

SKY DOMESTIC CONTAINER LEASING LIMITED

By:	/s/ Victor Garcia
	Name:	Victor Garcia
	Title:	Authorized Officer

CAI CONSENT SWEDEN AB

By:	/s/ Victor Garcia
	Name:	Victor Garcia
	Title:	Authorized Officer

CAI CONSENT GERMANY GMBH

By:	/s/ Daniel James Hallahan
	Name:	Daniel James Hallahan
	Title:	Managing Director

(Signature Page to Amendment No. 2 and Consent)

ACKNOWLEDGMENT

STATE OF CALIFORNIA	)
	)	ss.
COUNTY OF SAN FRANCISCO	)

On August 12, 2010, before me, Cinthia Ann Velez, Notary Public, personally appeared Hiromitsu Ogawa, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature:	/s/ Cinthia Ann Velez
(official signature and seal of notary)

Commission # : 1870750
My commission expires: December 4, 2013

(SEAL)

(Signature Page to Amendment No. 2 and Consent)

ACKNOWLEDGMENT

STATE OF CALIFORNIA	)
	)	ss.
COUNTY OF SAN FRANCISCO	)

On August 12, 2010, before me, Cinthia Ann Velez, Notary Public, personally appeared Victor Garcia, who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature:	/s/ Cinthia Ann Velez
(official signature and seal of notary)

Commission # : 1870750
My commission expires: December 4, 2013

(SEAL)

(Signature Page to Amendment No. 2 and Consent)

CERTIFICATE OF ACKNOWLEDGMENT

COMMONWEALTH OR STATE OF	)
ENGLAND	)	ss.
COUNTY OF BRENTWOOD	)

On this 13th day of August, 2010, before me, the undersigned notary public, personally appeared Daniel James Hallahan, proved to me through satisfactory evidence of identification, which was United Kingdom passport Number 099041029, to be the person whose name is signed on the preceding or attached document, and acknowledged to me that he signed it voluntarily for its stated purpose (as Managing Director for CAI Consent Germany GMBH, a corporation organized under the laws of Germany).

/s/ Brian Spencer
(official signature and seal of notary)

My commission does not expires

(SEAL)

(Signature Page to Amendment No. 2 and Consent)

Lenders and Administrative Agent:

BANK OF AMERICA, N.A., as
Administrative Agent

By:	/s/ Judith A. Huckins
	Name:	Judith A. Huckins
	Title:	Vice President

BANK OF AMERICA, N.A., as Lender,
Swing Line Lender and L/C Issuer

By:	/s/ Judith A. Huckins
	Name:	Judith A. Huckins
	Title:	Vice President

(Signature Page to Amendment No. 2 and Consent)

KEYBANK, N.A., as a Lender

By:	/s/ James A. Gelle
	Name:	James A. Gelle
	Title:	Vice President

(Signature Page to Amendment No. 2 and Consent)

UNION BANK, N.A., as a Lender

By:	/s/ Michael Letson, Jr.
	Name:	Michael Letson, Jr.
	Title:	Vice President

(Signature Page to Amendment No. 2 and Consent)

COMERICA BANK, as a Lender

By:	/s/ Daniel J. Grady
	Name:	Daniel J. Grady
	Title:	Vice President

(Signature Page to Amendment No. 2 and Consent)

ING BANK N.V., as a Lender

By:	/s/ Mark Bekker
	Name:	Mark Bekker
	Title:	Director

By:	/s/ J. J. Heuff
	Name:	J. J. Heuff
	Title:	Director

(Signature Page to Amendment No. 2 and Consent)

CRÉDIT INDUSTRIEL ET COMMERCIAL, NEW YORK BRANCH, as a Lender

By:	/s/ Adrienne Molloy
	Name:	Adrienne Molloy
	Title:	Vice President

By:	/s/ Andrew McKuin
	Name:	Andrew McKuin
	Title:	Vice President

(Signature Page to Amendment No. 2 and Consent)

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Peter Hsu
	Name:	Peter Hsu
	Title:	Senior Vice President

(Signature Page to Amendment No. 2 and Consent)

UNICREDIT BANK AG, as a Lender

By:	/s/ Sabine Kohler
	Name:	Sabine Kohler
	Title:	DD

By:	/s/ Ulli Gohring
	Name:	Ulli Gohring
	Title:	DD

(Signature Page to Amendment No. 2 and Consent)

CALIFORNIA BANK & TRUST, as a Lender

By:	/s/ Thomas C. Paton, Jr.
	Name:	Thomas C. Paton, Jr.
	Title:	Senior Vice President & Manager

(Signature Page to Amendment No. 2 and Consent)

ANNEX A

[See attached Exhibit D to the Credit Agreement]

ANNEX B

[See attached Schedule 1 to the Credit Agreement]

ANNEX C

[See attached Form of Instrument of Accession]

ANNEX D

[See attached Schedules to Credit Agreement]